UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	June 5, 2006

NEIMAN MARCUS, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-133184-12	20-3509435

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Marcus Square
1618 Main Street, Dallas, Texas	75201

(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(214) 741-6911

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Item 8.01 Other Events

On June 5, 2006, The Neiman Marcus Group, Inc., a wholly owned subsidiary of Neiman Marcus, Inc., announced the commencement of offers to exchange (1) up to $700,000,000 in aggregate principal amount of its 9%/9 3/4% new Senior Notes due 2015 for a like principal amount of its currently outstanding 9%/9 3/4% Senior Notes due 2015, and (2) up to $500,000,000 in aggregate principal amount of its new 10 3/8% Senior Subordinated Notes due 2015 for a like principal amount of its currently outstanding 10 3/8% Senior Subordinated Notes due 2015. The new notes are substantially identical to the original notes, except the new notes have been registered under the federal securities laws, are not subject to transfer restrictions and are not entitled to certain registration rights relating to the original notes.

A copy of the press release is attached hereto as Exhibit 99.1.
Item 9.01	Financial Statements and Exhibits.

(c) Exhibits

99.1	Press Release dated June 5, 2006.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEIMAN MARCUS, INC.
(Registrant)

Date: June 5, 2006	By:	/s/ Nelson A. Bangs

Nelson A. Bangs
Senior Vice President

NEIMAN MARCUS, INC.

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated June 5, 2006.